UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

685 Route 202/206 N., Suite 301

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth below in the second paragraph of Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01 Other Events.

On July 30, 2025, VYNE Therapeutics Inc. (the “Company”) issued a press release entitled “VYNE Therapeutics Announces Topline Results from Phase 2b Trial with Repibresib Gel in Nonsegmental Vitiligo.” In addition, on July 30, 2025, the Company posted a presentation that includes the data from this Phase 2b trial on its website.

While the Company has not finalized its full financial results for the quarter ended June 30, 2025, the Company expects to report that it had cash, cash equivalents and investments of approximately $39.6 million (unaudited) as of June 30, 2025. This estimate is preliminary and is subject to change pending the actual results of, and completion of, the Company’s condensed consolidated financial statements for the quarter ended June 30, 2025. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of June 30, 2025. The Company’s independent registered public accounting firm has not reviewed or performed any procedures with respect to this preliminary information and, accordingly, does not express an opinion or any other form of assurance about them.

A copy of the Company’s press release and presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and, other than the quotes by Mr. Domzalski contained in Exhibit 99.1, are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith.

Exhibit No.	Description
99.1	Press Release, dated July 30, 2025.
99.2	Presentation, dated July 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: July 30, 2025	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel

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